UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

INTERNATIONAL MONEY EXPRESS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37986	47-4219082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9100 South Dadeland Blvd., Suite 1100, Miami, Florida	33156
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 671-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock ($0.0001 par value)	IMXI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 9, 2025, International Money Express, Inc., a Delaware corporation (the “Company”), held a virtual special meeting of the Company’s stockholders (the “Special Meeting”) in connection with the transactions contemplated by that certain Agreement and Plan of Merger (as amended or otherwise modified from time to time, the “Merger Agreement”), dated as of August 10, 2025, by and among the Company, The Western Union Company, a Delaware corporation (“Western Union”), and Ivey Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Western Union (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Western Union.

As of the close of business on October 29, 2025, the record date for the Special Meeting (the “Record Date”), there were 29,715,191 shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), issued and outstanding and entitled to vote at the Special Meeting, each of which was entitled to one vote for each proposal at the Special Meeting. There were no other classes or series of the Company Common Stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of 21,260,786 shares of the Company Common Stock were present by means of remote communication or represented by proxy, collectively representing approximately 71.54% of all issued and outstanding shares of the Company Common Stock entitled to vote at the Special Meeting, which constituted a quorum.

Set forth below are the matters acted upon by the Company’s stockholders at the Special Meeting, as well as the final voting results of each such matter (each of which is described in greater detail in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (“SEC”) on November 5, 2025):

Proposal 1 – The Company’s stockholders approved the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”) by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,231,094	5,524	24,168	--

Proposal 2 – The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger and/or the other transactions contemplated by the Merger Agreement by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,483,617	5,133,846	643,323	--

Proposal 3 – The Company’s stockholders approved the proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional votes if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”) by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,603,057	634,413	23,316	--

Because the Merger Agreement Proposal was approved, the Adjournment Proposal was rendered moot.

The consummation of the Merger remains subject to obtaining other regulatory approvals and the satisfaction or waiver of certain other customary closing conditions.

Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included or incorporated in this communication are forward-looking statements. Words such as “expect,” “anticipates,” “should,” “believes,” “target,” “continues,” “projects,” “plans,” “opportunity,” “estimate,” “potential,” “predicts,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” “expects,” “intends,” “might,”, “assumes,” “estimates,” “approximately,” “shall,” “planning assumptions,” “future outlook,” “currently,” “target,” “guidance,” and similar and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These factors and circumstances include, but are not limited to, factors relating to the contemplated pending acquisition of the Company by Western Union, including: (i) the completion of the pending transaction on anticipated terms and timing or at all, including obtaining regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of Western Union to integrate and implement its plans, forecasts and other expectations with respect to the Company’s business after the completion of the pending transaction; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, which may require us to pay a termination fee or other expenses; (iv) potential significant transaction costs associated with the pending transaction, and the possibility that the pending transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (v) continued availability of capital and other changes in capital markets; (vi) potential litigation or regulatory actions relating to the pending transaction, which could result in significant costs of defense, indemnification, and liability; (vii) the risk that disruptions from the pending transaction, such as diverting management’s attention from the Company’s ongoing business operations and relationships, may harm the Company’s business, including current plans and operations; (viii) the effect of the announcement, pendency or completion of the pending transaction on the Company’s ability to retain and hire key personnel; (ix) the Company’s ability to maintain relationships with customers, suppliers, governments, regulators and others with whom we do business, or the Company’s operating results or business generally; (x) potential adverse business uncertainty resulting from restrictions imposed by the Merger Agreement during the pendency of the pending transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xi) the other risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by the Company with the SEC. The forward-looking statements contained in this communication are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this communication are made as of the date of this communication, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MONEY EXPRESS, INC.

Dated: December 9, 2025	By:	/s/ Andras Bende
	Name:	Andras Bende
	Title:	Chief Financial Officer